Exhibit 99.2

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net sales	$86,914	$93,419	$349,643	$353,890
Cost of sales (exclusive of intangible amortization)	44,579	51,892	173,474	179,574
Gross profit	42,335	41,527	176,169	174,316
% of net sales	48.7%	44.5%	50.4%	49.3%

Operating expenses
Research and development	6,696	6,937	25,269	25,053
Sales and marketing	20,476	21,104	78,819	83,743
General and administrative	8,316	6,791	31,406	30,583
Amortization of intangibles	4,410	4,608	17,296	17,964
Change in fair value of contingent consideration	125	318	(15,261)	948
Acquisition, restructuring and other items, net	15,482	3,493	27,510	12,591
Medical device excise tax	(1,837)	-	(1,837)	2,416
Total operating expenses	53,668	43,251	163,202	173,298
Operating income	(11,333)	(1,724)	12,967	1,018
Other (expense), net	(695)	(1,098)	(3,120)	(4,271)
Income (loss) before income taxes	(12,028)	(2,822)	9,847	(3,253)
Income tax expense (benefit)	885	40,253	4,839	40,337
Net income (loss)	$(12,913)	$(43,075)	$5,008	$(43,590)

Earnings (loss) per share
Basic	$(0.35)	$(1.19)	$0.14	$(1.21)
Diluted	$(0.35)	$(1.19)	$0.14	$(1.21)

Weighted average shares outstanding
Basic	36,655	36,242	36,617	36,161
Diluted	36,655	36,242	36,959	36,161

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Gross Profit to non-GAAP Adjusted Gross Profit:

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Gross profit	$42,335	$41,527	$176,169	$174,316

Recall expenses included in cost of sales	2,645	-	2,861	(92)
Inventory charge included in cost of sales	-	5,940	-	5,940
Adjusted gross profit	$44,980	$47,467	$179,030	$180,164
Adjusted gross profit % of sales	51.8%	50.8%	51.2%	50.9%

Reconciliation of Net Income to non-GAAP Adjusted Net Income:

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net income (loss)	$(12,913)	$(43,075)	$5,008	$(43,590)

Recall expenses included in cost of sales	2,645	-	2,861	(92)
Inventory charge included in cost of sales	-	5,940	-	5,940
Amortization of intangibles	4,410	4,608	17,296	17,964
Change in fair value of contingent consideration	125	318	(15,261)	948
Acquisition, restructuring and other items, net (1)	15,482	3,493	27,510	12,591
Tax effect of non-GAAP items (2)	(2,943)	36,100	(10,372)	28,062
Adjusted net income	$6,806	$7,384	$27,042	$21,823

Reconciliation of Diluted Earnings Per Share to non-GAAP Adjusted Diluted Earnings Per Share:

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Diluted earnings (loss) per share	$(0.35)	$(1.19)	$0.14	$(1.21)

Recall expenses included in cost of sales	0.07	-	0.08	(0.00)
Inventory charge included in cost of sales	-	0.16	-	0.16
Amortization of intangibles	0.12	0.13	0.47	0.49
Change in fair value of contingent consideration	0.00	0.01	(0.41)	0.03
Acquisition, restructuring and other items, net (1)	0.42	0.10	0.74	0.35
Tax effect of non-GAAP items (2)	(0.07)	0.99	(0.29)	0.78
Adjusted diluted earnings per share	$0.19	$0.20	$0.73	$0.60

Adjusted diluted sharecount	36,655	36,391	36,959	36,372

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, asset impairments and write-offs, litigation, and other items.
(2)  Represents the net tax effect of non-GAAP adjustments.  Based on our historical non-GAAP earnings, our tax effect of non-GAAP items has been calculated assuming no valuation allowance on our deferred tax assets and an effective tax rate of 36%.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Net Income to EBITDAS and Adjusted EBITDAS:

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net income (loss)	$(12,913)	$(43,075)	$5,008	$(43,590)

Income tax expense	885	40,253	4,839	40,337
Interest expense	689	789	2,860	3,396
Depreciation and amortization	6,276	6,706	24,444	27,636
Stock-based compensation	1,105	(1,260)	6,183	3,240
EBITDAS	(3,958)	3,413	43,334	31,019

Recall expenses included in cost of sales	2,645	-	2,861	(92)
Inventory charge included in cost of sales	-	5,940	-	5,940
Change in fair value of contingent consideration	125	318	(15,261)	948
Acquisition, restructuring and other items, net (1,2)	15,482	3,493	27,510	11,590
Other expense, net	6	309	260	875
Credit card fees	710	689	2,809	2,794
Adjusted EBITDAS	$15,010	$14,162	$61,513	$53,074

Per diluted share:
EBITDAS	$(0.11)	$0.09	$1.17	$0.85
Adjusted EBITDAS	$0.41	$0.39	$1.66	$1.46

(1) Includes costs related to mergers and acquisition activities, integrations, restructurings, asset impairments and write-offs, litigation, and other items.
(2) Excludes depreciation expense captured in the depreciation and amortization component of the reconciliation.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(unaudited in thousands)

	Three months ended					Twelve months ended
				Currency	Constant				Currency	Constant
	May 31,	May 31,	%	Impact	Currency	May 31,	May 31,	%	Impact	Currency
	2017	2016	Growth	(Pos) Neg	Growth	2017	2016	Growth	(Pos) Neg	Growth

Net Sales by Product Category
Peripheral Vascular	$53,948	$55,584	-3%			$208,602	$205,620	1%
Vascular Access	24,243	24,799	-2%			96,481	99,375	-3%
Oncology/Surgery	8,723	13,036	-33%			44,560	48,895	-9%
Total	$86,914	$93,419	-7%	0%	-7%	$349,643	$353,890	-1%	0%	-1%

Net Sales by Geography
United States	$70,847	$75,614	-6%	0%	-6%	$282,168	$285,824	-1%	0%	-1%
International	$16,067	$17,805	-10%	2%	-8%	67,475	68,066	-1%	2%	1%
Total	$86,914	$93,419	-7%	0%	-7%	$349,643	$353,890	-1%	0%	-1%

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

	May 31,	May 31,
	2017	2016
	(unaudited)
Assets
Current Assets
Cash and cash equivalents	$47,544	$32,333
Marketable securities	1,215	1,653
Total cash and investments	48,759	33,986

Accounts receivable, net	44,523	52,867
Inventories	54,506	55,370
Prepaid income taxes	336	788
Prepaid expenses and other	5,790	3,243
Total current assets	153,914	146,254

Property, plant and equipment, net	45,234	48,284
Other non-current assets	1,886	3,827
Intangible assets, net	145,675	166,577
Goodwill	361,252	361,252
Total Assets	$707,961	$726,194

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$18,087	$15,616
Accrued liabilities	38,804	21,942
Current portion of long-term debt	5,000	16,250
Current portion of contingent consideration	9,625	12,919
Total current liabilities	71,516	66,727
Long-term debt, net of current portion	91,320	104,291
Deferred income taxes, long-term	26,112	21,684
Contingent consideration, net of current portion	3,136	25,356
Other long-term liabilities	850	908
Total Liabilities	192,934	218,966

Stockholders’ Equity	515,027	507,228
Total Liabilities and Stockholders’ Equity	$707,961	$726,194

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2017	2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income (loss)	$(12,913)	$(43,075)	$5,008	$(43,590)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,356	6,826	24,811	28,115
Stock-based compensation	1,105	(1,260)	6,183	3,240
Change in fair value of contingent consideration	125	318	(15,261)	948
Loss on impairment of intangible assets	-	384	-	384
Fixed and intangible asset impairments and disposals	108	131	3,930	806
Deferred income taxes	804	40,371	4,428	39,983
Change in accounts receivable allowance	292	1,022	(313)	2,377
Write-off of other assets	-	-	2,685	-
Other	(51)	90	(586)	90
Changes in operating assets and liabilities, net of acquisitions:
Receivables	1,581	639	8,479	3,131
Inventories	3,272	10,519	687	11,976
Prepaid and other assets	(2,305)	1,494	(3,520)	712
Accounts payable and accrued liabilities	20,619	1,085	19,214	(2,956)
Net cash provided by (used in) operating activities	18,993	18,544	55,745	45,216

Cash flows from investing activities:
Additions to property, plant and equipment	(743)	(431)	(3,001)	(2,326)
Acquisition of warrants	-	-	-	(2,000)
Acquisition of intangible assets	-	(3,250)	-	(3,268)
Proceeds from sale or maturity of marketable securities	-	-	450	25
Net cash provided by (used in) investing activities	(743)	(3,681)	(2,551)	(7,569)

Cash flows from financing activities:
Repayment of long-term debt	(1,250)	(5,000)	(140,381)	(16,250)
Proceeds from issuance of long-term debt and revolver borrowings	-	-	116,471	-
Deferred financing costs on long-term debt	(29)	-	(1,364)	-
Payment of Contingent Consideration	-	-	(9,850)	(9,850)
Repurchase of shares	(5,717)	-	(13,557)	-
Proceeds from exercise of stock options and ESPP	429	504	10,698	2,437
Net cash provided by (used in) financing activities	(6,567)	(4,496)	(37,983)	(23,663)

Effect of exchange rate changes on cash	290	69	-	(42)
Increase (Decrease) in cash and cash equivalents	11,973	10,436	15,211	13,942

Cash and cash equivalents
Beginning of period	35,571	21,897	32,333	18,391
End of period	$47,544	$32,333	$47,544	$32,333

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands)

Reconciliation of Free Cash Flows:

	Three months ended		Twelve months ended
	May 31,	May 31,	May 31,	May 31,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Net cash provided by (used in) operating activities	$18,993	$18,544	$55,745	$45,216
Additions to property, plant and equipment	(743)	(431)	(3,001)	(2,326)
Free Cash Flow	18,250	18,113	52,744	42,890